UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2021

FIVE STAR BANCORP

(Exact Name of Registrant as Specified in Charter)

California	001-40379	75-3100966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Zinfandel Drive, Suite 100, Rancho Cordova, California, 95670

(Address of Principal Executive Offices, and Zip Code)

(916) 626-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	FSBC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Randall Reynoso

On May 20, 2021, Randall Reynoso was appointed to the Board of Directors (the “Board”) of Five Star Bancorp (the “Company”), effective May 20, 2021. Mr. Reynoso will be entitled to receive cash and equity compensation as a non-employee director, as described in the section entitled “Executive Compensation—Director Compensation” in the Company’s Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission on May 3, 2021, the amount of which will be prorated from the date of his appointment. Mr. Reynoso is expected to serve on the Loan Committee of the Board.

There are no arrangements or understandings between Mr. Reynoso and any other person pursuant to which Mr. Reynoso was selected as a director, and there are no transactions to which the Company is a party and in which Mr. Reynoso has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of Mr. Reynoso to the Board, issued by the Company on May 25, 2021, is attached hereto as Exhibit 99.1.

Approval of Equity Awards

Additionally, on May 20, 2021, the Board approved the grant under the Company’s 2021 Equity Incentive Plan (the “Plan”) of special, one-time awards under the under the Plan to certain of the Company’s executive officers, directors, other officers and employees of approximately 40,500 shares of common stock and 163,755 shares of restricted stock, including 45,000 shares of restricted stock to James Beckwith, the Company’s Chief Executive Officer, 7,000 shares of restricted stock to Heather Luck, the Company’s Chief Financial Officer, and 7,000 shares of restricted stock to John Dalton, the Company’s Senior Vice President and Chief Credit Officer. Such awards will vest in equal annual installments over seven years, in the case of Mr. Beckwith, and over five years, in the case of Ms. Luck and Mr. Dalton.

Item 7.01	Regulation FD Disclosure

On May 25, 2021, the Company issued a press release announcing the payment of its previously-announced distribution to shareholders in connection with its conversion to a C corporation. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description
99.1	Press Release dated May 25, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR BANCORP

	By:	/s/ Heather Luck
Name: Heather Luck
Title: Senior Vice President and Chief Financial Officer

Date: May 25, 2021